Exhibit 99.1

February 2019

Forward - Looking Statements The information in this presentation has been prepared solely for informational purposes by Bluerock Residential Growth REIT, Inc . (“BRG”) and does not constitute an offer to sell or the solicitation of an offer to purchase any securities . This presentation is not, and should not be assumed to be, complete . This presentation has been prepared to assist interested parties in making their own evaluation of BRG and does not purport to contain all of the information that may be relevant . In all cases, interested parties should conduct their own investigation and analysis of BRG and the data set forth in this presentation and other information provided by or on behalf of BRG . In addition, certain of the information contained herein may be derived from information provided by industry sources . BRG believes that such information is accurate and that the sources from which it has been obtained are reliable . BRG cannot guarantee the accuracy of such information, however, and has not independently verified such information . The information presented herein remains subject to change . Statements in this presentation are made as of the date of this presentation unless stated otherwise . This presentation also contains statements that, to the extent they are not recitations of historical fact, constitute “forward - looking statements . ” Forward - looking statements are typically identified by the use of terms such as “may,” “should,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology . The forward - looking statements included herein are based upon BRG’s current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties . Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond BRG’s control . Although BRG believes that the expectations reflected in such forward - looking statements are based on reasonable assumptions, BRG’s actual results and performance and the value of its securities could differ materially from those set forth in the forward - looking statements due to the impact of many factors including, but not limited to, the uncertainties of real estate development, acquisition and disposition activity, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effects of local economic and market conditions, the effects of acquisitions and dispositions, the impact of newly adopted accounting principles on BRG’s accounting policies and on period - to - period comparisons of financial results, regulatory changes and other risks and uncertainties detailed in the “Risk Factors” in Item 1 . A . Risk Factors section of the Company’s Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission on March 13 , 2018 , and other discussions of risk factors contained in BRG’s periodic filings . BRG claims the safe harbor protection for forward looking statements contained in the Private Securities Litigation Reform Act of 1995 . BRG undertakes no obligation to update or revise any such information for any reason after the date of this presentation, unless required by law .

BRG Strategy Overview Focus on Knowledge - Economy Growth Markets Build a Highly Amenitized Live/Work/Play Portfolio Create Value with Renovation and Development Strategies 3 Owner of highly amenitized apartment communities – places to live, play, interact & socialize – in Knowledge - Economy growth markets

4 30 16 Well - Aligned Management Team with 26 Years Average Experience Years at Bluerock Real Estate Years in the Industry Ramin Kamfar CHAIRMAN & CEO Jordan Ruddy PRESIDENT & COO James Babb CHIEF INVESTMENT OFFICER Ryan MacDonald CHIEF ACQUISITIONS OFFICER Accounting | Asset Management | Administrative Financing | Legal | Regulatory | Reporting ~40 Dedicated Employees 30 16 30 12 13 11

Favorable Long Term Demographic and Homeownership Trends Sources: JCHS tabulations of U.S. Census Bureau, 2013 American Community Survey. Urban Institute, “Headship and Homeownership : W hat does the Future Hold?”, June 2015. U.S. Census Bureau, MPF Research, 2014. Note: Millennials projected to generate 30 MM+ additional households over next 15 years 5 Homeownership decline a long - term trend across all age groups

Transformation Into a Knowledge Economy / Workforce

BLUEROCK RESIDENTIAL

U.S. transforming from Industrial Economy to Knowledge Economy


White collar, as % of total U.S. workforce
60%
50%
40%
30%
20%
10%
1900 1910 1920 1930 1940 1950 1960 1970 1980 1990 2000

Wage growth in knowledge-based jobs ~4x greater than non-knowledge-based jobs since 1975


Average earnings per worker (inflation adjusted)
$100K
$90K
$80K
$70K
$60K
$50K
$40K
Advanced Industries: +68%
Non-Advanced Industries: +25%
1975 1980 1985 1990 1995 2000 2005 2010 2015

Note:

Source: Bureau of Labor Statistics and U.S. Census Bureau; Current Statistics on White Collar Employees, 2003, AFL-CIO; The Brookings Institution: America's Advanced Industries.

6

7 0 350 700 1,050 1,400 1,750 2,100 2,450 1970 1974 1978 1982 1986 1990 1994 1998 2002 2006 2010 2014 2018 Avg since '70: 1.4MM Development remains well below historic peaks Trailing Twelve Month Housing Unit Completions (1) Total Residential Supply Remains Benign Source: U.S. Census Bureau (1) Figures in thousands, not seasonally adjusted. Note: T - 12m Total Housing Units T - 12m Multifamily Units

4.0% 3.7% 3.5% 3.5% 3.4% 3.2% 2.8% 2.7% 2.5% 2.4% 2.1% 2.0% 2.0% 1.7% 2.2% 2.0% 0.5% 2.5% 1.7% 1.5% 2.4% 2.7% 2.3% 1.6% 2.1% 2.2% 2.1% 2.1% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 0.50% 1.50% 2.50% 3.50% 4.50% Targeting markets with above average employment and income growth Focus on Knowledge - Economy Growth Markets Source: Bureau of Labor Statistics and SNL Financial. (1) Figures represent YoY (%) Change in Employment Growth as of December 2018. (2) Represents Median Household Income Growth Compound Annual Growth Rate (“CAGR”) from current period until 2024E. (3) RDU denotes Raleigh / Durham. Note: 8 U.S. Median HH Inc. Growth: 1.7% U.S. Avg. Employment Growth: 1.8% Employment and Median Household Income Growth in Selected BRG MSAs (1) Current BRG Market (1) (LHS) Target BRG Market (1) (LHS) Median HH Inc. Growth CAGR (2) (RHS)

Aggregating a Class A Portfolio in Knowledge Economy Growth Markets Building a Lifestyle Portfolio in top 40 markets (excluding the Coastal Six) with intellectual - capital driven industries 9 ~150,000 partner units across the nation, providing plug and play execution ability at reduced cost and logistical burden to BRG

Building an Institutional Quality Live/Work/Play Portfolio Approximately 14,700 primarily newer - build Class A apartments (1) The properties pictured herein are jointly owned by BRG, and are representative of the type of properties targeted for future in vestments by BRG. Portfolio holdings are subject to change at any time. (1) Includes properties under development and pending acquisitions. Park & Kingston Charlotte, NC • Built 2015 Arium Metrowest Orlando, FL • Built 2001 Whetstone Durham, NC • Built 2014 Sovereign Apartments Fort Worth, TX • Built 2015 Ashton Reserve Charlotte, NC • Built 2015 Preserve at Henderson Beach Destin, FL • Built 2009 Roswell City Walk Roswell, GA • Built 2015 Arium Westside Atlanta, GA • Built 2008 Note: 10

394 305 321 238 299 288 339 232 416 292 216 263 265 257 193 207 143 133 134 231 103 79 152 99 374 73 100 281 345 95 182 172 139 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 Strong Potential Rent Upside with Value - Add Renovation Strategy Potential rent upside per market based on Management estimates. Properties reflect BRG operating assets as of 12/31/2018. Note: Current Average Rents: $1,280 Average Potential Rent Upside: $200 – $250 Potential Rent Upside ($) Current Average Rents 11

12 0.0% 10.0% 20.0% 30.0% 40.0% BRG ESS AIV IRT UDR CPT APTS MAA AVB EQR BRG has consistently delivered the highest Same Store NOI growth rates among Multifamily REITs Consistent Above Market Same Store Results Source: SNL and company filings. (1) Figures represent aggregate YoY Same Store NOI growth for the previous nine quarters (4Q’16 – 4Q’18). (2) For a definition of Same Store NOI Growth and a reconciliation to GAAP measures, see Appendix A. (3) 4Q’16 SS NOI growth not reported for APTS; Average of Q1 – Q3 SS NOI growth used as a proxy for 4Q figure. (4) 4Q’17 SS NOI growth not reported for MAA; Average of Q1 – Q3 SS NOI growth used as a proxy for 4Q figure Peer Average: 28.4% Cumulative Same Store NOI Growth 4Q’16 – 4Q’18 (1) Note: (2) (3) (4)

13 Asset Location IRR (1) Equity Multiple (1) Grove at Waterford Hendersonville, TN 85% 1.6x 23Hundred@Berry Hill Nashville, TN 60% 2.8x North Park Towers Southfield, MI 40% 1.7x Village Green of Ann Arbor Ann Arbor, MI 38% 2.3x EOS Orlando, FL 31% 1.8x Fox Hill Austin, TX 26% 1.6x Lansbrook Village Palm Harbor, FL 23% 1.5x MDA City Apartments Chicago, IL 23% 2.3x Villas at Oak Crest Chattanooga, TN 21% 1.3x Springhouse Apartments Newport News, VA 17% 1.8x Estates at Perimeter Augusta, GA 6% 1.2x Weighted Average 33% 1.8x Value - Add Renovations Deliver Consistently Strong Returns (1) IRR and equity multiple calculated based on BRG’s investment. Villas at Oak Crest returns are property level, excluding 1031 cos ts. Note:

14 1 , 666 value - add renovations completed to date at an average ROI of 26 % Potential impact of upgrades on remaining 4 , 796 unrenovated units at a 20% - 25 % IRR (1) : Renovation Strategy Creating Value (1) Per share figures include Common shares and Units. Incremental NOI figures net of 2.5% property management fees. Note: Potential Renovation Upside on Remaining Units IRR 20% 25% # of Units 4,796 4,796 Monthly Rent Increase 125$ 156$ Incremental NOI 7.0MM$ 8.7MM$ NAV Cap Rate 4.75% 4.50% Incremental NAV per Share 3.61$ 5.11$

(1) Potential value upside based on Management estimates. (2) Net Operating Income (“NOI”) based on BRG 2018 operating budgets; dollars in thousands. (3) Asset Value based on 2018 NOI valued at a 5.25% cap rate. BRG purchased partner share at midpoint of BOVs for $118MM on April 26 , 2018; dollars in millions. (4) BRG recapitalized and refinanced debt upon purchasing partner share – recapitalized cash and new debt figures not reflected; dol lars in millions. $86 $128 $147 $50 $75 $100 $125 $150 $175 2016 2018 $27 $68 $83 $0 $15 $30 $45 $60 $75 $90 2016 2018 $5,313 $6,722 $7,733 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 2016 2018 Value - Add Renovation Case Study: ARIUM Gulfshore / Palmer Ranch (1) Note: Asset Value (3) AFTER NOI (2) Equity Value (3) (4) Potential value upside from remaining renovations 15 BEFORE

$20 $29 $45 $0 $10 $20 $30 $40 $50 2016 2018 $68 $79 $98 $45 $60 $75 $90 $105 2016 2018 $3,277 $4,132 $5,129 $2,500 $3,250 $4,000 $4,750 $5,500 2016 2018 Value - Add Renovation Case Study: ARIUM Glenridge (1) Note: (1) Potential value upside based on Management estimates. (2) Net Operating Income (“NOI”) based on BRG 2018 operating budgets; dollars in thousands. (3) Asset Value based on 2018 NOI valued at a 5.25% cap rate; dollars in millions. (4) Reflects Asset Value less loan proceeds of $49.5MM less cost of renovations; dollars in millions. AFTER BEFORE 16 Potential value upside from remaining renovations Asset Value (3) NOI (2) Equity Value (3) (4)

17 4Q’18 YoY Comparison vs. Peers – BRG Ranks 1 st or 2 nd in Each Category Source: Company filings and SNL Financial. Market Cap as of 2/22/19. Market cap reflects common shares and OP units. IRET excluded as it has not reported 4Q’18 financials as of 2/25/19. (1) Depreciation and amortization added back to total asset values. (2) LTM as of 2/22/19. (3) For a definition of FFO and CFFO and a reconciliation to GAAP measures, see Appendix A. Note: Mkt Cap Same Store CFFO / Growth in ($ in MM's) Revenue NOI FFO Assets LTM TSR Bluerock Residential Growth REIT $316 5.5% 7.6% 47.7% 21.8% 49.7% NexPoint Residential Trust 900 4.6% ** 1.2% ** 8.6% ** 13.3% 66.1% UDR 13,393 3.7% ** 3.4% ** 6.7% ** 2.7% 38.8% Apartment Investment & Mgmt. Co 7,654 3.4% 3.6% (4.3%) 2.0% 35.0% Camden Property Trust 9,619 3.0% 2.6% 4.3% 4.0% 25.7% BRT Apartments Corp. 211 3.0% 0.6% 38.5% 11.9% 36.6% Essex Property Trust 19,130 2.9% 2.5% 6.1% 2.1% 31.0% AvalonBay Communities 27,157 2.7% 2.7% 2.8% 1.5% 29.1% Equity Residential 28,462 2.6% 1.9% 2.3% 1.8% 36.7% Mid America Apartment Communities 12,327 2.3% 2.0% 3.2% 2.3% 26.5% Independence Realty Trust 923 1.7% ** 3.9% ** 8.3% ** 15.4% 30.0% Preferred Apartment Communities 669 0.8% ** (5.1%) ** 34.1% ** 36.7% 16.7% (1) (2) (3)

(15.0%) (5.0%) 5.0% 15.0% 25.0% 35.0% 45.0% 55.0% Feb-18 Apr-18 Jun-18 Aug-18 Oct-18 Dec-18 Feb-19 Trailing Twelve Month Total Shareholder Returns Source: SNL Financial as of 2/22/19. Peer median includes: NXRT, APTS, IRET, IRT and BRT. Note: 18 BRG: +49.7% Peer Median: +32.1% RMZ: +22.5% S&P: +5.4%

6% 5% 1% (1%) (2%) (3%) (8%) 6% (10%) (12%) (50%) (40%) (30%) (20%) (10%) -- 10% UDR ESS EQR CPT AVB MAA AIV NXRT IRT APTS BRG BRG Closing the P/NAV Discount Note: Source: SNL Financial and third party analyst reports as of 2/22/2018 and 2/22/2019; Price to NAV metrics based solely on third party estimates. Company management expresses no opinion on the accuracy of such estimates and is not providing valuation or earnings guidance. Mid/Large Cap REITs Small Cap REITs Price to NAV Premium / (Discount) 2/2019 Peer Avg: (2%) 19 2 / 2019 : ( 20% ) 2 / 2018 : ( 45% ) 2/2018 Peer Average: (17%)

20 Multiple Pronged Approach for Shareholder Value Creation ▪ Drive growth in market rent ▪ Continue to implement value - add upgrade program Operational Investment Capital Markets Accretive growth ▪ Build institutional investor base ▪ Potential inclusion in Indices as market cap increases ▪ Opportunistically repurchase common stock Objective Approach Increase in CFFO and NAV Close discount to NAV ▪ Grow portfolio and equity base accretively through issuance of Series B preferred equity offering

21 APPENDIX A

22 Snapshot of BRG Capitalization as of December 31, 2018 Source: Company filings (1) Includes $82.2MM revolving credit facility; net of $24.8MM of cash and cash equivalents. (2) Preferreds shown at liquidation value. Stockholders Equity denotes diluted weighted average common shares and units outstandi ng as of 2/22/19. Note: Instrument $ Amount (MM's) % of Capitalization Total Secured Net Debt (1) $1,263.6 58% Series A Redeemable Term Preferred 143.0 Series B Preferred – Continuous Offering 306.0 Series C Redeemable Term Preferred 58.1 Series D Perpetual Preferred 71.3 Stockholders Equity 330.4 Total Equity (2) $908.8 42% Total Net Capitalization (1) $2,172.4 100%

Same Store NOI Reconciliation

BRG BLUEROCK™ RESIDENTIAL

We believe that net operating income, or NOI, is a useful measure of our operating performance. We define NOI as total property revenues less total property operating expenses, excluding depreciation and amortization and interest. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income. We use NOI to evaluate our performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance and captures trends in rental housing and property operating expenses. Same store properties are conventional multifamily residential apartments which were owned and operational for the entire periods presented, including each comparative period. NOI should only be used as an alternative measure of our financial performance. The following table reflects same store and non-same store contributions to consolidated NOI together with a reconciliation of NOI to net (loss) income attributable to common stockholders as computed in accordance with GAAP for the periods presented (unaudited and amounts in thousands):

	Dec 31, 2016[1]	Mar 31, 2017[2]	Jun 30, 2017[3]	Sep 30, 2017[4]	Dec 31, 2017[5]	Mar 31, 2018[6]*	Jun 30, 2018[7]*	Sep 30, 2018[8]*	Dec 31, 2018[9]*
Net (loss) income attributable to common shares	$ (7,260)	$ (4,990)	$ 17,569	$ (12,017)	$ (46,241)	$ (9,425)	$ (10,212)	$ (10,334)	$ (12,785)
Add back: Net (loss) income attributable to operating partnership units						(2,675)	(3,010)	(3,157)	(3,998)
Net (loss) income attributable to common shares and units						$ (12,100)	$ (13,222)	$ (13,491)	$ (16,783)
Add applicable pro-rata share:									
Depreciation and amortization	7,527	9,802	9,326	10,771	12,074	14,831	13,990	14,497	15,785
Non-real estate depreciation and amortization	-	-	-	-	5	64	75	77	85
Non-cash interest expense	171	474	773	245	356	461	1,561	915	780
Unrealized gain on derivatives	-	-	-	-	-	-	-	(225)	3,001
Property management fees	597	642	661	773	726	939	1,017	1,077	1,118
Management fees	1,987	2,737	6,099	2,773	825	-	-	-	-
Acquisition and pursuit costs	2,130	3,006	18	15	16	43	28	7	37
Loss on extinguishment of debt and modification costs	-	-	1,534	-	-	-	653	1,573	-
Corporate operating expenses	1,680	1,433	1,679	1,091	2,737	4,669	4,528	4,667	5,552
Management internalization	63	475	336	818	34,842	-	-	-	-
Weather-related losses, net	-	-	-	635	264	165	-	13	102
Preferred dividends	5,298	5,786	6,314	6,966	6,446	8,248	8,643	9,105	9,642
Preferred stock accretion	320	333	641	896	934	1,112	1,400	1,631	1,829
Less applicable pro-rata share of:									
Other income	-	-	16	-	-	-	-	-	-
Preferred returns and equity in income of unconsolidated real estate joint ventures	2,973	2,543	2,577	2,663	2,055	2,461	2,626	2,789	2,435
Interest income from related parties	17	1,506	2,075	2,099	1,820	5,196	5,635	5,702	5,723
Gain on sale of joint venture interest, net of fees	-	-	6,332	-	13	-	-	-	-
Gain on sale of real estate investments	1,828	7,397	26,548	-	102	-	-	-	-
Pro-rata share of properties' income	7,695	8,252	7,402	8,204	8,994	10,775	10,412	11,355	12,990
Add:									
Noncontrolling interest pro-rata share of partially owned property income	1,384	1,338	931	555	2,526	607	583	660	774
Total property income	9,079	9,590	8,333	8,759	11,520	11,382	10,995	12,015	13,764
Add:									
Interest expense	5,628	6,453	6,708	7,215	8,723	9,635	11,455	12,189	13,031
Net operating income	14,707	16,043	15,041	15,974	20,243	21,017	22,450	24,204	26,795
Less:									
Non-same store net operating income	7,985	7,381	8,547	8,773	11,865	8,830	8,970	7,753	7,682
Same store net operating income	$ 6,722	$ 8,662	$ 6,494	$ 7,201	$ 8,378	$ 12,187	$ 13,480	$ 16,451	$ 19,113

* Note that BRG revised its presentation of the NOI Reconciliation as of January 1, 2018 to now add back net (loss) income attributable to operating partnership units. As the Company's presentation now also includes the impact of operating partnership units pro-rata share of net operating income, there is no change to net operating income.

See footnotes on page 24.

23

Reconciliation Footnotes

Same Store NOI Reconciliation (pg 23)

(1) Same Store sales for the three months ended December 31, 2016 related to the following properties: Enders Place at Baldwin Park, MDA Apartments, Village Green of Ann Arbor, Lansbrook Village, ARIUM Grandewood, Fox Hill, Park & Kingston, and ARIUM Palms.

(2) Same Store sales for the three months ended March 31, 2017 related to the following properties: Enders Place at Baldwin Park, MDA Apartments, Lansbrook Village, ARIUM Grandewood, Fox Hill, Park & Kingston, ARIUM Palms, Ashton Reserve, Sovereign, ARIUM at Palmer Ranch, and ARIUM Gulfshore.

(3) Same Store sales for the three months ended June 30, 2017 related to the following properties: Enders Place at Baldwin Park, ARIUM Grandewood, Park & Kingston, ARIUM Palms, Ashton Reserve, Sovereign, ARIUM at Palmer Ranch, ARIUM Gulfshore, and The Preserve at Henderson Beach.

(4) Same Store sales for the three months ended September 30, 2017 related to the following properties: Enders Place at Baldwin Park, ARIUM Grandewood, Park & Kingston, ARIUM Palms, Ashton Reserve, Sovereign, Sorrel, ARIUM at Palmer Ranch, ARIUM Gulfshore, and The Preserve at Henderson Beach.

(5) Same Store sales for the three months ended December 31, 2017 related to the following properties: Enders Place at Baldwin Park, ARIUM Grandewood, Park & Kingston, ARIUM Palms, Ashton Reserve, Sovereign, Sorrel, ARIUM at Palmer Ranch, ARIUM Gulfshore, The Preserve at Henderson Beach and ARIUM Westside.

(6) Same Store sales for the three months ended March 31, 2018 related to the following properties: Enders Place at Baldwin Park, ARIUM Grandewood, Park & Kingston, ARIUM Palms, Ashton Reserve, Sovereign, Sorrel, ARIUM at Palmer Ranch, ARIUM Gulfshore, The Preserve at Henderson Beach, ARIUM Westside, ARIUM Pine Lakes, James on South First, ARIUM Glenridge, Roswell City Walk, The Brodie.

(7) Same Store sales for the three months ended June 30, 2018 related to the following properties: Enders Place at Baldwin Park, ARIUM Grandewood, Park & Kingston, ARIUM Palms, Ashton Reserve, Sovereign, Sorrel, ARIUM at Palmer Ranch, ARIUM Gulfshore, The Preserve at Henderson Beach, ARIUM Westside, ARIUM Pine Lakes, James on South First, ARIUM Glenridge, Roswell City Walk, The Brodie, Preston View, and Wesley Village.

(8) Same Store sales for the three months ended September 30, 2018 related to the following properties: Enders Place at Baldwin Park, ARIUM Grandewood, Park & Kingston, ARIUM Palms, Ashton Reserve, Sovereign, Sorrel, ARIUM at Palmer Ranch, ARIUM Gulfshore, The Preserve at Henderson Beach, ARIUM Westside, ARIUM Pine Lakes, James on South First, ARIUM Glenridge, Roswell City Walk, The Brodie, Preston View, Wesley Village, Marquis at Crown Ridge, Marquis at Stone Oak, Marquis at The Cascades, and Marquis at TPC.

(9) Same store portfolio for the three months ended December 31, 2018 consists of 24 properties, which represent 7,962 units.

24

25 Reconciliation of FFO and CFFO to Common Shares and Units (1) The real estate depreciation and amortization amount includes our share of consolidated real estate - related depreciation and amo rtization of intangibles, less amounts attributable to noncontrolling interests – partially owned properties, and our similar estimated share of unconsolidated depreci ation and amortization, which is included in earnings of our unconsolidated real estate joint venture investments. See definitions on page 26. Three Months Ended December 31, 2018 2017 Net loss attributable to common shares $ (12,785) $ (46,241) Add back: Net loss attributable to operating partnership units (3,998) (9,376) Net loss attributable to common shares and units (16,783) (55,617) Common stockholders and operating partnership units pro-rata share of: Real estate depreciation and amortization (1) 15,785 14,520 Gain on sale of real estate investments — (123) Gain on sale of joint venture interests, net — (15) FFO Attributable to Common Shares and Units (998) (41,235) Common stockholders and operating partnership units pro-rata share of: Acquisition and pursuit costs 37 19 Non-cash interest expense 780 428 Unrealized loss on derivatives 3,001 — Weather-related losses, net 102 315 Non-real estate depreciation and amortization (1) 85 6 Non-cash preferred returns and equity in income of unconsolidated real estate joint ventures (280) (253) Management internalization — 41,907 Non-cash equity compensation 1,768 1,972 Preferred stock accretion 1,829 1,123 CFFO Attributable to Common Shares and Units $ 6,324 $ 4,282

Definitions

FFO and Core FFO Reconciliation (pg 25)

Funds from Operations and Core Funds from Operations Attributable to Common Shares and Units
We believe that funds from operations ("FFO"), as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and core funds from operations ("CFFO") are important non-GAAP supplemental measures of operating performance for a REIT.

FFO attributable to common shares and units is a non-GAAP financial measure that is widely recognized as a measure of REIT operating performance. We consider FFO to be an appropriate supplemental measure of our operating performance as it is based on a net income analysis of property portfolio performance that excludes non-cash items such as depreciation. The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values historically rise and fall with market conditions, presentations of operating results for a REIT, using historical accounting for depreciation, could be less informative. We define FFO, consistent with the NAREIT definition, as net income, computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus depreciation and amortization of real estate assets, plus impairment write-downs of depreciable real estate, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect FFO on the same basis.

CFFO makes certain adjustments to FFO, removing the effect of items that do not reflect ongoing property operations such as stock compensation expense, acquisition expenses, unrealized gains or losses on derivatives, losses on extinguishment of debt and debt modification costs (includes prepayment penalties incurred and the write-off of unamortized deferred financing costs and fair market value adjustments of assumed debt), non-cash interest, one-time weather-related costs, and preferred stock accretion. We believe that CFFO is helpful to investors as a supplemental performance measure because it excludes the effects of certain items which can create significant earnings volatility, but which do not directly relate to our core recurring property operations. As a result, we believe that CFFO can help facilitate comparisons of operating performance between periods and provides a more meaningful predictor of future earnings potential.

Our calculation of CFFO differs from the methodology used for calculating CFFO by certain other REITs and, accordingly, our CFFO may not be comparable to CFFO reported by other REITs. Our management utilizes FFO and CFFO as measures of our operating performance after adjustment for certain non-cash items, such as depreciation and amortization expenses, and acquisition and pursuit costs that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and that may not accurately compare our operating performance between periods. Furthermore, although FFO and CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we also believe that FFO and CFFO may provide us and our stockholders with an additional useful measure to compare our financial performance to certain other REITs.

Neither FFO nor CFFO is equivalent to net income, including net income attributable to common stockholders, or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor CFFO should be considered as an alternative to net income, including net income attributable to common stockholders, as an indicator of our operating performance or as an alternative to cash flow from operating activities as a measure of our liquidity.

We have acquired interests in five additional operating properties and three investments accounted for on the equity method of accounting subsequent to December 31, 2017. The results presented are not directly comparable and should not be considered an indication of our future operating performance (unaudited and dollars in thousands, except share and per share data).

26

27